UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21865

Nakoma Mutual Funds
(Exact name of registrant as specified in charter)

8040 Excelsior Drive, Suite 401
Madison, WI 53717
(Address of principal executive offices)(zip code)

Daniel S. Pickett
Nakoma Capital Management, LLC
8040 Excelsior Drive, Suite 401
Madison, WI 53717
(Name and address of agent for service)

Registrant's telephone number, including area code: (608) 831-8814

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Nakoma	Mutual Funds
Annual Report May 31, 2008 Fund Adviser Nakoma Capital Management LLC

TABLE OF CONTENTS

Letter to Shareholders	1

Management Discussion and Analysis	2

Performance	6
Growth of a $10,000 Investment	6
Total Returns	6
Fees and Expense Example	7

Summary of Investments - May 31, 2008	8

Schedule of Investments and Securities Sold Short - May 31, 2008	9

Statement of Assets and Liabilities - May 31, 2008	11

Statement of Operations - For the Year Ended May 31, 2008	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements - May 31, 2008	15

Additional Notes	20

Report of Independent Registered Public Accounting Firm	21

Approval of Investment Advisory Agreement	22

Trustees and Officers	24

Additional Information	25

This report contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, or to obtain a Fund prospectus, call 1-866-662-5662 and read the prospectus carefully before investing.

(This document must be accompanied or preceded by a prospectus.)

Nakoma Mutual Funds
LETTER TO SHAREHOLDERS

        Dear Shareholder:

The Nakoma Absolute Return Fund (the “Fund”) returned 0.18% for the fiscal year ended May 31, 2008. During the same period, the S&P 500® declined 6.70% and the 10-year Treasury Note returned 11.20%.

In addition to its absolute return objective, the Fund seeks to produce that return with low volatility, independent of market conditions. Since inception, the risk characteristics of the Fund have met this goal with a standard deviation of returns of approximately 5% - less than one-third the volatility of the S&P 500®. During that time, the correlation of Fund returns with the S&P 500® has been about 10%.

We enter the third fiscal year of trading for the Fund conservatively positioned and are optimistic that our expectations-oriented investment approach will allow the Fund to meet its objectives in what we expect will be a challenging environment. We thank you for your support and look forward to working with you in the coming year.

                        /s/ Dan Pickett
Dan Pickett
Chief Investment Officer
Nakoma Capital Management LLC

Nakoma Mutual Funds
MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

MARKET REVIEW

The economic environment deteriorated steadily during the Fund’s fiscal year (June 2007 to May 2008). Significant weakness in the financial sector, especially the sub-prime mortgage market, contributed to a shift in Federal Reserve Board policy from neutral to easing in September. This change triggered a sharp market rally in September and October. Further signs that the economic slowing may be global, rather than concentrated in the U.S., coupled with growing inflation pressures tied to rising commodity prices, contributed to fears of stagflation and very weak stock market performance into the new year.

The selling climaxed in March when the Federal Reserve made the unprecedented decision to facilitate the bailout of a large investment bank by providing JPMorgan loss guarantees in its acquisition of Bear Stearns. The equity market rallied sharply on the hope that this signaled a peak in credit market problems. Since that time, inflation pressures have continued to mount and credit losses have continued to grow.

With the strength in commodities prices, the Energy and Materials sector stocks led performance during the period with their only period of weakness during the month of January. Pressures on the consumer from the weak housing market and rising energy pressures weighed on the Consumer Discretionary sector, while rising credit costs hurt the Financials sector stocks. Health Care stocks also performed poorly.

FUND PERFORMANCE REVIEW

During calendar year 2007, the Fund benefitted from short positions in the Consumer Discretionary (housing and retail industries) and Financials sectors. Partially offsetting these results were losses from short positions in the Energy sector. The Fund experienced a setback early in calendar year 2008 as a short covering rally in the Consumer Discretionary sector contributed to steep losses in some of the best performing positions from the prior year. At the same time, continued strength in the Energy sector weighed on the Fund short position in that sector. During most of the previous year, the Energy and Consumer Discretionary sectors acted as natural hedges in the portfolio. While higher oil prices are beneficial to energy-related stocks, the pressure on consumer purchasing power is negative for consumer and financials stocks. Defensive positioning in the Health Care sector was ill-advised. In retrospect, the pressures from government pricing and competition weighed on valuations in the sector. Similarly, the reduction in the Financials sector exposure was premature in December. This mistake was compounded through particularly poor issue selection in the limited long positions held in the sector.

While investor enthusiasm has waxed and waned throughout the year, the Fund has maintained a relatively conservative posture as concern that weak economic trends would contribute to deteriorating corporate profits and stocks prices dominated our thinking. While we are disappointed with the performance of the Fund’s short positions, we are not surprised. Maintaining an active short position in the Fund is an important tool we use in managing the Fund’s volatility and provides protection in the event of broad market weakness. In addition, individual short positions often allow us to hedge specific Fund risk exposures and be more aggressive with long holdings. A good current example of this is in the Information Technology sector, where our larger long positions significantly outperformed our smaller short positions.

INVESTMENT PROCESS REVIEW

The Fund’s investment approach is comprised of three integrated processes: dynamic asset allocation, fundamental stock selection and risk management.

With respect to dynamic asset allocation, we assess trends in stock and bond markets. When the underlying economic drivers in the stock or bond market are positive, we will increase the Fund’s allocation to the market that benefits from the favorable

Nakoma Mutual Funds
MANAGEMENT DISCUSSION— continued

environment and decrease the amount invested in markets expected to decline. This allocation process is designed to determine the Fund’s targeted net equity exposure.

Our fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon. For each stock, we monitor key business drivers (macro-economic, secular trends, industry dynamics and company specific events) that we believe will affect the underlying company’s business over the investment time horizon. We believe that when a company’s key drivers exceed expectations, the company’s share price can be expected to increase until investor expectations and actual company performance converge.

Conversely, if a company’s results fall short of investors’ expectations, its share price may decrease until expectations converge with actual performance. Our analysis of each opportunity (long or short) considers the level of investor expectations in assessing the potential reward for a correct call versus the potential loss for an error. Therefore, the strategy is not short-term trading oriented. Rather, it relies on our fundamental analysis of a company’s future business prospects.

Our risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style, interest rate sensitivity, etc.) in an effort to match Fund risk exposures with our overall market view and avoid unintended risk exposures. Additional risk management techniques are employed in a further effort to achieve our low volatility return objective.

CURRENT OUTLOOK

The Fund’s net market exposure results from the flow of ideas as well as our ongoing dynamic asset allocation process. The following discussion summarizes key points of our current analysis of the market environment. In short, weak economic trends and a neutral to negative outlook for interest rates and inflation are somewhat offset by negative investor sentiment producing a net neutral market view. At the end of May, the Fund was 108% (gross) invested with 58% held long and 50% sold short, leaving a net exposure of 8%.

Economic growth and corporate profits are likely to be a drag on stock market returns in the coming months. The trend in economic results has continued to reflect steady erosion in activity. Despite this, forecasts of corporate profits have only declined modestly after adjusting for significant financial sector write-offs. This may be because those weak economic reports have actually exceeded consensus forecasts. It is likely that the short-term tax rebate stimulus and, until recently, the strength in exports, have simply delayed more significant negative revisions.

Housing and stock market declines weigh on consumer balance sheets. Debt service has increased as households substitute consumer (credit card) borrowing for mortgage and home equity loans that have all but disappeared with the unwinding in the housing and mortgage markets. In the short run, tax rebates have supported retail sales, but without an increase in the rate of wage growth, consumer spending is likely to slow significantly in the coming months as household wealth feels the effect of falling real estate and stock market values.

Consumer discretionary spending will be further pressured by rising food and energy inflation. Recent reports suggest that commodity price increases are flowing through to consumer prices. While the convention has been to focus on inflation before food and energy price changes because of their volatility, the prolonged increases in oil and food costs may be contributing to a shift to the headline inflation numbers. Ultimately, headline inflation, which has trended higher, should negatively affect consumer discretionary spending.

International economic activity is slowing. Many European economies are exhibiting weakness comparable to the U.S., particularly those that experienced similar housing booms that are now also unwinding. At the same time, developing economies are suffering from rapid inflation. Food and energy prices typically represent about twice the importance in developing economies compared to developed economies. With the recent removal of oil subsidies in a number of countries, inflation reports have appeared to reach a tipping point. Central bankers are responding with more restrictive monetary policy to slow growth and contain inflation. This should lead to an effective re-coupling of developing market growth with the

Nakoma Mutual Funds
MANAGEMENT DISCUSSION— continued

developed economies. Growth in international sales, one bright point in recent quarters for large U.S. exporters, is likely to fade going forward.

The budget deficit is growing, thus increasing uncertainty about future tax rates and spending priorities. As we approach the Presidential election in November, it seems clear that regardless of the outcome, policy makers are likely to propose changes that may have adverse effects on business. Dividend, capital gains and personal tax rates are likely to rise, which would more than offset any benefit from a reduction in the corporate tax rate. And it is difficult to identify how new spending initiatives discussed on the campaign trail will be funded.

Increases in expected future inflation outside the Fed comfort zone limit policy options. During the rate-cutting cycle, Fed commentary after each rate cut was accompanied by warnings about potential inflation. Inflation surprises have been on the upside for some time. Consequently, inflation expectations have risen. The Fed policy has recently shifted to neutral and the bias appears to be toward tightening given growing inflation concerns. Absent improvement in inflation measures, interest rates cuts are unlikely to provide support to stock market valuations in the near term.

Reported inflation is beginning to reflect commodity price increases. Increasingly, companies are announcing price increases to pass through the dramatic increase in commodity costs of the past year. To the extent these price increases are successful, inflation pressures will grow. If not, profit margins are likely to decline from still near cycle peak levels (excluding the Financials sector where margins have already declined sharply due to write-offs).

Wage inflation is still non-existent in the U.S., but growing in developing markets. For some time, it has been difficult to reconcile the visible increase in the cost of many staples (gasoline, health care, many food items to name a few) with government-reported inflation measures. While controlled labor expenses are favorable from the standpoint of inflation, growth below the real increase in the cost of living will likely pressure consumers. Outside the U.S., particularly in developing economies, wages are rising in response to inflation pressures.

Valuation measures are attractive, but profits forecasts are probably still too high. With the sharp decline in stock prices in the past couple of months, stock valuations have become more attractive. This opportunity is somewhat limited by the likely reductions in earnings forecasts to follow the weakening economy, upward pressure on interest rates and the growing expectation that tax rates will rise. Consistent with these concerns, the market risk premium has risen.

Sentiment is approaching pessimistic extremes. Many measures of sentiment are approaching extreme levels, both those related to the economy and the stock market. Consumer confidence is at its lowest level since 1992 and small business sentiment is below levels seen in the 1990 recession. Short interest levels are high and investor sentiment, as reflected by a number of measures, suggest investors are fearful. At extremes, sentiment indicators tend to provide useful contrarian signals. Accordingly, we view the current environment as supportive of forward market returns, although our conviction is low.

Equity markets are oversold after a sharp correction. Similar to sentiment indicators, the significant market decline since mid-May has created technical oversold conditions in most equity markets. Forward returns following such conditions tend to be positive.

CURRENT FUND EXPOSURES

Specific investment ideas are developed through our fundamental stock selection process. In addition, we monitor exposures that affect a cross section of stocks in the portfolio as an active part of our risk management. Understanding the relationships between stocks helps us evaluate the Fund’s exposure to unexpected events. The Fund’s current broad sector exposures are described below.

Nakoma Mutual Funds

MANAGEMENT DISCUSSION— continued

Consumer Discretionary (Net Short, but hedged) remains a key theme for the Fund. As we anticipate further weakness in the economy due to an over-extended consumer, the Fund continues to be net short the Consumer Discretionary sector. Emphasis on the short side is on household durables, high-priced discretionary goods and housing-related companies. Limited long offsets are held in stocks we think have company-specific factors powerful enough to overcome the weak environment.

Energy (Short) remains a significant exposure for the Fund. We continue to expect that difficulties facing the U.S. consumer will adversely affect global economic growth and that the demand for energy and raw materials should soften. Hence, the Fund remains net short these sectors. Recently, a number of developing economies reduced oil subsidies, which may lead to demand destruction in those markets similar to what has occurred in the U.S. To the extent this occurs, the market may shift its focus from vague, long-term peak oil fears to current supply and demand dynamics, which we believe will cause a decline in prices.

Industrial and Materials (Short, but hedged) is an important theme for the Fund. We believe more restrictive developing country monetary policies should dampen demand for industrial commodities, as well as oil, as those economies slow. Accordingly, we have established positions to benefit should this result in declining industrial commodity prices. As a partial hedge, the Fund maintains long holdings in several beneficiaries of eventual infrastructure building in both developing and developed economies we expect will be required in the coming years.

Health Care (Long) is an important exposure for the Fund. We continue to believe selected segments of the Health Care sector are capable of delivering earnings growth in this challenging economic environment. The Fund maintains net long positions in health care equipment and services companies likely to benefit from unit volume growth or restructuring.

Information Technology (Net Long, but hedged) is also a significant exposure for the Fund. Our long emphasis is on unit volume leaders and low beta services-oriented companies. We maintain a short hedge using semiconductor and equipment companies that we expect will suffer from a reduction in pricing and orders for new equipment related to weakening demand.

Nakoma Mutual Funds

PERFORMANCE (Unaudited)

GROWTH OF A $10,000 INVESTMENT (1)

For the period 12/18/2006 through 5/31/2008

This graph compares a $10,000 investment in the Fund with the performance of the S&P 500® and the 10-year Treasury Note. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

The objective of the Fund is to produce absolute returns with low correlation to traditional equity and fixed income benchmarks. As a low correlation alternative, the Fund is not designed to resemble the performance of either the S&P 500® or the 10-year Treasury Note. The composition of the Fund may vary significantly from these two indices in many aspects, including the Fund’s use of short selling, its ability to use leverage, and its ability to invest in a broader universe of securities. The use of the S&P 500® and 10-year Treasury Note is merely intended to reflect traditional stock and bond strategies, so they should not be considered performance benchmarks of the Fund.

TOTAL RETURNS (1)
For the periods ended 5/31/2008

Average Total Returns
	Fund	S&P 500®	10-Yr. Treasury Note
Since Operations Commenced (12/18/2006)	6.14%	0.93%	9.80%
1-Year	0.18%	-6.70%	11.20%
5-years	N/A	N/A	N/A
10-years	N/A	N/A	N/A
Final Value of a $10,000 Investment	$10,614	$10,093	$10,980

(1)
The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of a Fund share. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-866-662-5662 or by visiting www.nakomafunds.com.

Total Annual Operating Expenses, as reported in the Fund’s prospectus dated September 14, 2007, were 5.73%. This information differs from the expense ratios disclosed in this report.

Pursuant to an expense limitation agreement between Nakoma Capital Management LLC, the Fund’s investment adviser (the “Adviser”) and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses through December 15, 2008 to limit expenses to 1.99% (excluding interest, dividend expense, taxes, transaction costs and extraordinary expenses), which has resulted in higher returns. Without these waivers, returns would have been lower.

Nakoma Mutual Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

Shareholders of the Fund incur two types of costs: (1) transaction costs and (2) operating costs, including management fees, distribution fees, dividends and securities sold short, and other Fund expenses. The following Example is intended to help investors understand the operating costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period December 1, 2007 through May 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Divide your account value by $1,000, then multiply that result by the number in the “Actual” line under the heading “Expenses Paid During Period Ended May 31, 2008” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the cost of investing in other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Nakoma Absolute Return Fund	Beginning Account Value (Dec. 1, 2007)	Ending Account Value (May 31, 2008)	Annualized Expense Ratio (1)	Expenses Paid During Period Ended May 31, 2008 (2)
Actual	$1,000.00	$ 922.50	2.58%	$12.41
Hypothetical (5% return before expenses)	$1,000.00	$1,012.09	2.58%	$12.99

(1)
This ratio includes the dividend expense from securities sold short. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses to ensure that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses, do not exceed 1.99% of the Fund’s average daily net assets through December 15, 2008.

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). Information shown reflects values using the expense ratios for the period December 1, 2007 through May 31, 2008.

Nakoma Mutual Funds
SUMMARY OF INVESTMENTS— May 31, 2008 (Unaudited)

EQUITY HOLDINGS (% of Net Assets) *

*	Excludes net cash and short-term investments.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT— May 31, 2008

COMMON STOCKS-53.9%
Description	Shares	Value

Consumer Discretionary-5.9%
Hotels, Restaurants & Leisure-1.1%
International Game Technology	33,580	$1,197,463
Media-2.2%
Comcast Corp., Class A	109,100	2,454,750
Specialty Retail-2.6%
Guess?, Inc.	30,800	1,257,564
Pier 1 Imports, Inc. (1)	210,500	1,517,705
		2,775,269
		6,427,482
Consumer Staples-2.8%
Food & Staples Retailing-2.8%
CVS Caremark Corp.	71,420	3,056,062
Energy-1.5%
Energy Equipment & Services-1.5%
Patterson-UTI Energy, Inc.	53,100	1,671,588
Financials-2.5%
Capital Markets-2.5%
Affiliated Managers Group, Inc. (1)	27,100	2,777,750
Health Care-17.3%
Health Care Equipment & Supplies-7.6%
Boston Scientific Corp. (1)	110,700	1,471,203
Hologic, Inc. (1)	154,680	3,716,960
Mindray Medical International,
Ltd. - ADR	31,900	1,336,610
NuVasive, Inc. (1)	41,570	1,759,658
		8,284,431
Health Care Provider & Services-1.7%
LHC Group, Inc. (1)	85,900	1,861,453
Life Sciences Tools & Services-4.3%
Thermo Fisher Scientific, Inc. (1)	78,940	4,659,039
Pharmaceuticals-3.7%
Abbott Laboratories	30,000	1,690,500
Alpharma, Inc., Class A (1)	96,100	2,420,759
		4,111,259
		18,916,182
Industrials-4.8%
Aerospace & Defense-2.2%
Taser International, Inc. (1)	344,510	2,421,905
Construction & Engineering-1.8%
Chicago Bridge & Iron Co., N.V.	43,500	1,987,950
Electrical Equipment-0.8%
EnerSys (1)	26,000	811,460
		5,221,315
Information Technology-16.6%
Communications Equipment-3.0%
Corning, Inc.	119,890	3,277,792
IT Services-2.6%
Alliance Data Systems Corp. (1)	47,020	2,823,081

Description	Shares	Value

Information Technology - continued
Semiconductors & Semiconductor Equipment-4.6%
Intel Corp.	125,000	$2,897,500
MEMC Electronic Materials, Inc. (1)	31,350	2,152,491
		5,049,991
Software-6.4%
Activision, Inc. (1)	82,400	2,781,000
Amdocs, Ltd. (1)	82,280	2,658,467
Microsoft Corp.	54,100	1,532,112
		6,971,579
		18,122,443
Telecommunication Services-2.5%
Diversified Telecommunication-2.5%
AT&T, Inc.	69,050	2,755,095

TOTAL COMMON STOCKS
(Cost $60,242,938)		58,947,917

EXCHANGE-TRADED FUNDS-4.2%

SPDR Gold Trust (1)	27,000	2,359,260
UltraShort Oil & Gas ProShares	77,500	2,232,000
Total Exchange-Traded Funds
(Cost $4,969,532)		4,591,260

SHORT-TERM INVESTMENTS-43.9%

UMB Bank Money Market
Fiduciary, 0.919% (2)(3)	48,066,544	48,066,544
Total Short-Term Investments
(Cost $48,066,544)		48,066,544

Total Investments-102.0%
(Cost $113,279,014)		111,605,721
Segregated Cash with Brokers—50.7%		55,486,475
Securities Sold Short—(50.3)%		(54,985,777)
Liabilities in excess of other assets-(2.4)%		(2,704,244)
Total Net Assets-100.0%		$109,402,175

(1)	Non-income producing security.
(2)	Variable rate security; the coupon rate represents the rate at May 31, 2008.
(3)	As of the year ended May 31, 2008, 33,440,052 shares valued at $33,440,052 were held in a segregated account as collateral for securities sold short.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT— continued

COMMON STOCKS SOLD SHORT
Description	Shares	Value

Consumer Discretionary
Auto Components
American Axle & Manufacturing
Holdings, Inc.	61,400	$1,141,426
Automobiles
Harley-Davidson Inc.	24,700	1,026,779
Winnebago Industries, Inc.	73,396	1,095,068
		2,121,847
Diversified Consumer Services
Weight Watchers International, Inc.	27,500	1,149,775

Hotels, Restaurants & Leisure
CBRL Group, Inc.	25,130	740,079
Dover Downs Gaming
& Entertainment, Inc.	84,010	732,568
Starbucks Corp. (1)	51,770	941,696
Tim Hortons, Inc.	44,100	1,463,679
		3,878,022
Household Durables
Centex Corp.	69,330	1,305,484
Ethan Allen Interiors, Inc.	67,630	1,896,345
Mohawk Industries, Inc. (1)	31,980	2,401,058
		5,602,887
Multiline Retail
Sears Holdings Corp. (1)	21,800	1,846,896
Specialty Retail
Dick’s Sporting Goods, Inc. (1)	58,700	1,358,905
Sherwin Williams Co.	28,910	1,623,296
		2,982,201
Textiles, Apparel & Luxury Goods
Luxottica Group S.p.A. - ADR	43,300	1,211,101
		19,934,155
Energy
Energy Equipment & Services
ENSCO International, Inc.	18,300	1,314,489
Noble Corp.	21,300	1,344,882
Rowan Cos., Inc.	41,700	1,841,055
		4,500,426
Financials
Capital Markets
Lehman Brothers Holdings, Inc.	44,400	1,634,364
Commercial Banks
SVB Financial Group (1)	29,200	1,496,500
Thrifts & Mortgage Finance
FirstFed Financial Corp. (1)	6,200	91,388
		3,222,252
Health Care
Health Care Equipment & Supplies
IDEXX Laboratories, Inc. (1)	17,500	883,750
Healthcare Technology
Eclipsys Corp. (1).	59,800	1,219,920
		2,103,670

Description	Shares	Value

Industrials
Machinery
Caterpillar, Inc.	19,500	$1,611,480
Road & Rail
Heartland Express, Inc.	136,000	2,094,400
		3,705,880
Information Technology
Communications Equipment
Research In Motion Ltd. (1)	9,300	1,291,491
Electronic Equipment & Instruments -
LG Display Co., Ltd. - ADR	53,800	1,185,753
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	121,340	2,403,745
Cymer, Inc. (1)	59,250	1,832,010
Lam Research Corp. (1)	51,690	2,103,783
Novellus Systems, Inc. (1)	81,770	1,953,485
		8,293,023
		10,770,267
Materials
Metals & Mining
AK Steel Holdings Corp.	19,100	1,356,100
Aluminum Corp. of China, Ltd. - ADR	57,700	2,524,375
Southern Copper Corp.	16,900	1,862,887
		5,743,362
Telecommunication Services
Diversified Telecommunications
Vimpel-Communications - ADR	45,500	1,604,785

Total Common Stocks Sold Short
Proceeds $52,176,730		51,584,797

EXCHANGE-TRADED FUNDS SOLD SHORT

United States Oil Fund LP (1)	33,000	3,400,980

Total Exchange-Traded Funds Sold Short
(Proceeds $3,556,588)		3,400,980

TOTAL SECURITIES SOLD SHORT
(Proceeds $55,733,318)		$54,985,777

(1)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

STATEMENT OF ASSETS AND LIABILITIES— May 31, 2008

NAKOMA ABSOLUTE RETURN FUND

Assets
Investments, at value (cost $113,279,014)	$111,605,721
Deposit at broker for securities sold short	55,486,475
Interest and dividends receivable	65,898
Receivable for fund shares sold	407,807
Prepaid expenses	47,505
Total assets	$167,613,406

Liabilities
Securities sold short, at value (proceeds of $55,733,318)	54,985,777
Payable for investments purchased	2,436,159
Dividends payable on securities sold short	97,143
Payable for fund shares redeemed	484,824
Payable to Adviser	147,563
Accrued expenses and other liabilities	59,765
Total liabilities	58,211,231
Net Assets	$109,402,175

Net Assets Consist of
Paid in capital	$115,830,414
Accumulated net realized loss on investments and securities sold short - net	(5,502,487)
Net unrealized appreciation (depreciation) on:
Investments	(1,673,293)
Securities sold short	747,541
Net Assets	$109,402,175

Net assets	$109,402,175
Shares outstanding (no par value, unlimited shares authorized)	5,164,829

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)	$21.18

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

STATEMENT OF OPERATIONS— For the Year Ended May 31, 2008

NAKOMA ABSOLUTE RETURN FUND

Investment Income
Interest	$1,318,787
Dividends	215,499
Total investment income	$1,534,286

Operating Expenses
Investment advisory fees	$1,136,052
Fund administration and accounting fees	81,891
Transfer agent fees and expenses	81,154
Professional fees	67,510
Federal and state registration fees	47,492
Custody fees	20,019
Trustees' fees and related expenses	15,994
Reports to shareholders	8,684
Other	19,240
Total operating expenses	$1,478,036
Less fees waived and reimbursed by Adviser (see Note 4)	(55,610)
Expenses recouped by Adviser (see Note 4)	84,736
Dividend expense on securities sold short	472,381
Net expenses	1,979,543
Net Investment Loss	$(445,257)

Realized and Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment securities	(5,013,710)
Securities sold short	(254,650)
Change in unrealized appreciation (depreciation) on investment securities	(2,747,273)
Change in unrealized appreciation (depreciation) on securities sold short	999,799

Net Realized/Unrealized Loss on Investments	$(7,015,834)

Net Decrease in Net Assets Resulting From Operations	$(7,461,091)

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS

NAKOMA ABSOLUTE RETURN FUND

	For the Year Ended May 31, 2008	For the Period Ended May 31, 2007*
Operations
Net investment income (loss)	$(445,257)	$62,645
Net realized gain (loss) on:
Investment securities	(5,013,710)	8,845
Securities sold short	(254,650)	(246,539)
Change in unrealized appreciation (depreciation) on investments and securities sold short	(1,747,474)	821,722

Net increase (decrease) in net assets resulting from operations	$(7,461,091)	$646,673

Distributions to Shareholders
Distributions to shareholders from net investment income	(67,460)	(819)
Return of capital	(141,032)	-
Change in net assets resulting from distribution to shareholders	(208,492)	(819)

Capital Share Transactions
Proceeds from shares sold	158,804,835	15,961,998
Reinvestment of distributions	140,347	819
Amounts paid for shares redeemed	(58,560,918)	(21,177)
Net increase in net assets resulting from capital share transactions	100,384,264	15,941,640

Total Increase in Net Assets	$92,714,681	$16,587,494

Net Assets
Beginning of period	16,687,494	100,000
End of period	$109,402,175	$16,687,494

Accumulated undistributed net investment income	$-	$67,460

Capital Share Transactions
Shares sold	7,073,077	783,605
Shares issued in reinvestment of distributions	6,084	41
Shares redeemed	(2,701,965)	(1,013)
Net increase from capital share transactions	4,377,196	782,633
Shares outstanding, beginning of period	787,633	5,000
Shares outstanding, end of period	5,164,829	787,633

*	Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

FINANCIAL HIGHLIGHTS

Selected Per Share Data for the Period Presented

NAKOMA ABSOLUTE RETURN FUND

For the Period Ended May 31:

	2008		2007*
Net Asset Value, Beginning of Period	$21.19		$20.00

Income From Investment Operations
Net investment income (loss)	(0.16)		0.11
Net realized and unrealized gain (loss) on investments and securities sold short	0.20	(1)	1.11
Total income from investment operations	0.04		1.22

Less Distributions
Net investment income	(0.02)		(0.03)
Return of capital	(0.03)		-
	(0.05)		(0.03)

Net Asset Value, End of Period	$21.18		$21.19

Total Return (2)	0.18%		5.95%	(3)(4)

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$109,402		$16,687
Ratio of expenses to average net assets, excluding dividends on securities sold short, net of waived or recaptured fees	1.99%	(5)	1.99%	(5)(6)
Ratio of dividend expense on securities sold short to average net assets	0.62%		0.46%	(6)
Ratio of expenses to average net assets, including dividend expense on securities sold short, net of waived or recaptured fees	2.61%	(5)	2.45%	(5)(6)
Ratio of gross expenses to average net assets, gross fees	2.57%		5.73%	(6)
Ratio of net investment income (loss) to average net assets, net of waived or recaptured fees	(0.59%	(5))	1.41%	(5)(6)
Ratio of net investment income to average net assets, gross fees	(0.55)%		(1.87%	(6))
Portfolio turnover rate—long positions, excluding short positions	124%		18%	(3)

(1)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(3)	Not annualized.

(4)	Represents performance beginning on the first day of security trading (December 18, 2006).

(5)	Reflects the Adviser’s waiver or recapture of a portion of its management fees and/or other operating expenses.

(6)	Annualized.

*	Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of the financial statements.

Nakoma Mutual Funds

NOTES TO FINANCIAL STATEMENTS— May 31, 2008

NOTE 1 - ORGANIZATION MATTERS

The Nakoma Absolute Return Fund (the “Fund”) is a series of Nakoma Mutual Funds (the “Trust”), an open-end, diversified management investment company, organized as a statutory trust in Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 23, 2006. The Fund commenced investing in line with its investment objectives on December 18, 2006. The investment adviser to the Fund is Nakoma Capital Management LLC (the “Adviser”), which is registered as an investment adviser with the SEC.

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future. Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights.

The investment objective of the Fund is to seek absolute returns with low volatility independent of equity market conditions. The Fund seeks to implement an “expectations” investment strategy in taking long and short positions in securities. It will invest primarily in equity securities traded in U.S. markets—taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies that the Adviser believes will disappoint or as hedged offsets to long positions.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities Valuation

Securities and other assets will normally be valued as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. Common stocks listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market (collectively, “NASDAQ-traded securities”) are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the current bid prices for longs and current asked prices for shorts on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by the Fund’s Board of Trustees (the “Board”). Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board determines that this method does not represent fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. During the year ended May 31, 2008, the Fund has not traded in any securities for which market quotations were not readily available.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. During the year ended May 31, 2008, the Fund has not traded in any such securities.

Nakoma Mutual Funds

NOTES TO FINANCIAL STATEMENTS— continued

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposit at broker for securities sold short” on the Fund’s Statement of Assets and Liabilities.

Distributions

The Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held by the shareholder. Shareholders have two distribution options: (1) automatic reinvestment of both dividend and capital gains distributions in additional shares of the Fund, or (2) both dividend and capital gains distributions are paid in cash.

The character of distributions made during the year from net investment income or net realized gains differs from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted. For the fiscal year ended May 31, 2008, the Fund reclassified $141,032 of distributions in excess of net investment income, $445,257 of net investment loss, and $3,567 of permanent differences related to capital gains to paid-in capital.

Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), necessary to qualify as a regulated investment company and to make all requisite distributions of income to its shareholders that will be sufficient to relieve it from all or substantially all federal income taxes.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation

The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares

Nakoma Mutual Funds

NOTES TO FINANCIAL STATEMENTS— continued

outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

Other

Investment transactions are accounted for on a trade date basis. Dividend income and dividend expense are recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Net realized gains and losses on securities are computed on the basis of specific security lot identifications.

NOTE 3 - INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of long investments, other than short-term securities, for the Fund for the year ended May 31, 2008, were $107,868,951 and $46,076,409, respectively. Proceeds and covers of short investments for the Fund for the year ended May 31, 2008, were $94,741,968 and $45,904,102, respectively. There were no purchases or sales of U.S. government securities for the year ended May 31, 2008.

NOTE 4 - INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

An advisory agreement with the Adviser was in effect during the year ended May 31, 2008. Pursuant to this agreement, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolios, subject to policies adopted by the Board. The Adviser is also responsible for providing investment research and portfolio management services, and selecting the brokers who execute the Fund’s portfolio transactions.

The Fund pays the Adviser an annual fee equal to 1.50% of the Fund’s average daily net assets, computed and paid monthly according to the terms of the advisory agreement. For the fiscal year ended May 31, 2008, the Adviser earned a fee of $1,136,052 before the reimbursement described below. Pursuant to a separate expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses, do not exceed 1.99% of the Fund’s average daily net assets through December 15, 2008. Under the terms of the expense limitation agreement, the Adviser may request a reimbursement of any advisory fees waived or reduced or payment of expenses made by the Adviser within the previous thirty-six months following the month in which the waiver, reduction or payment related if the Fund’s expenses are less than the above limit agreed to by the Fund for such month. The Board reviews all recoupments. The waived fees related to operating expenses subject to recovery at May 31, 2008 were as follows:

Amount
$ 51,531	Reimbursement request expires May 31, 2010

$ 55,610	Reimbursement request expires November 30, 2010
$107,141

Officers and Trustees

Certain officers and trustees of the Trust are affiliated with the Adviser. None of these individuals receives a fee from the Trust for serving as an officer or trustee. The fees and expenses of the independent trustees allocated to the Fund are reflected in the Fund’s Statement of Operations. The independent trustees’ remuneration from the Fund totaled $15,994 for the year ended May 31, 2008.

Nakoma Mutual Funds

NOTES TO FINANCIAL STATEMENTS— continued

NOTE 5 - TAX INFORMATION

At May 31, 2008, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$113,279,014
Proceeds from securities sold short	$(55,720,983)

Unrealized appreciation	$7,706,835
Unrealized depreciation	(8,644,922)

Net unrealized appreciation (depreciation) on investments and securities sold short	$(938,087)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the fiscal year ended May 31, 2008, and the fiscal period ended May 31, 2007, was as follows:

	May 31, 2008	May 31, 2007

Distributions from ordinary income	$67,460	$819
Distributions paid from long-term capital gains	-	-
Return of capital	141,032	-

Total distributions	$208,492	$819

As of May 31, 2008, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(5,490,152)

Unrealized depreciation on investments and securities sold short	(938,087)
Total accumulated losses	$(6,428,239)

As of May 31, 2008, the Fund had a capital loss carry forward of $987,684, which expires on May 31, 2016.

As of May 31, 2008, the Fund had $4,502,468 of post-October losses, which are deferred until June 1, 2008, for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Nakoma Mutual Funds

NOTES TO FINANCIAL STATEMENTS— continued

NOTE 6 - RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Effective November 30, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (FIN 48”), “Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, ”Accounting for Income Taxes.” FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the year ended May 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007.

In addition, in September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In addition, in March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

NOTE 7 - BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of May 31, 2008, the Associated Trust Co. and Charles Schwab & Co., Inc., for the benefit of their customers, owned 32% and 27% of the Fund, respectively.

NOTE 8 - MARGIN BORROWING AGREEMENT

The Fund has a margin account with its prime broker, Banc of America Securities, under which the Fund may borrow against the value of its securities, subject to regulatory limitation. Interest accrues at the federal funds rate plus 0.70% (2.68% on May 31, 2008). Interest is accrued daily and paid monthly. The Fund held a deposit of $55,486,475 with the broker for securities sold short at May 31, 2008.

The Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

Nakoma Mutual Funds

ADDITIONAL NOTES (Unaudited)

NOTE 9 - PROXY VOTING (Unaudited)

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Guidelines and Procedures (the “Proxy Policies”) adopted by the Adviser. A description of these Proxy Policies is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2007, is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

NOTE 10 - QUARTERLY PORTFOLIO DISCLOSURES (Unaudited)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, (ii) on the SEC’s website at www.sec.gov., and (iii) to review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 11 - SHAREHOLDER TAX INFORMATION (Unaudited)

For the year ended May 31, 2008, 99.92% of the income distribution made by the Fund during the year qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended May 31, 2008, 99.31% of the income distribution made by the Fund during the year is designated as qualified dividend income.

Nakoma Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Nakoma Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, of the Nakoma Absolute Return Fund (the “Fund”), a series of the Nakoma Mutual Funds, including the schedule of investments and securities sold short as of May 31, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nakoma Absolute Return Fund as of May 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ COHEN FUND AUDIT SERVICES, LTD.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 17, 2008

Nakoma Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUND

The Board of Trustees (the “Board”) of Nakoma Mutual Funds (the “Trust”) met on April 22, 2008 to consider the annual renewal of the Investment Advisory Agreement between the Trust, on behalf of its initial series, the Nakoma Absolute Return Fund (the “Fund”), and Nakoma Capital Management, LLC, the Fund’s investment adviser (the “Adviser”). The Board reviewed and discussed several documents that had been provided prior to the meeting, including the Investment Advisory Agreement, a memorandum provided by outside legal counsel discussing the Board’s fiduciary obligations and factors the Board should assess in considering the renewal of the Investment Advisory Agreement, information in response to a request sent on behalf of the Trustees who are not “interested persons” of the Trust or the Adviser (the “Independent Trustees”), within the meaning of the Investment Company Act of 1940, as amended, from the Adviser (including its Form ADV and financial statements), and comparative information about the Fund’s total expense ratio, management fee and performance, and other pertinent information. The Board also received information periodically throughout the year that was relevant to its Investment Advisory Agreement renewal process, including performance, management fee and other expense information. Based on its evaluation of this information, the Board, including a majority of the Independent Trustees, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors set forth below.

Nature, Extent and Quality of Services Provided to the Fund.

The Board considered the nature, extent and quality of services provided by the Adviser, including investment research, portfolio management, supervision of Fund operations and compliance, recordkeeping, reporting to the Board as requested and regulatory matters. The Board concluded that the services provided to the Fund were extensive and high quality in nature and that the Fund was likely to continue to benefit from services provided under the Investment Advisory Agreement.

Investment Performance of the Fund and the Adviser.

The Board reviewed overall investment performance information relating to the Fund and the Adviser. In considering the investment performance for the Fund, the Board also reviewed information from Morningstar regarding the Fund’s performance over various time periods in comparison to its peer group category, long-short funds. The Board noted the Fund’s strong performance, when compared to its peer group category over various time periods, and attributed such performance to the high quality services provided by the Adviser.

The Board also considered the Adviser’s quarterly investment management reports and reviews explaining the Fund’s performance, the Adviser’s investment decision process and the investment strategies it employs for the Fund. After considering all of the information, the Board concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Costs of Services Provided and Profits Realized by the Adviser.

The Board considered the Fund’s management fee and total expense ratio relative to industry averages for comparable, non-proprietary funds.  The Board noted that the Fund pays the Adviser a management fee of 1.50% of the Fund’s average daily net assets and that this fee is recorded as revenue on the Adviser’s income statement.  The Board determined that the management fee and total expense ratio were within the range of fees charged by comparable funds.   The Board noted that the Adviser has agreed to waive expenses to limit the Fund’s total expense ratio, other than the dividends from short sales, to the extent they exceed 1.99% of the Fund’s average daily net assets, and that the Fund’s total expense ratio, net of fee waivers and expense reimbursements, was slightly above the median and average of comparable funds.  In addition, the Board reviewed profitability information relating to the Adviser.  In light of the foregoing, the Board concluded that the management fee and total expense ratio were reasonable.

Nakoma Mutual Funds

APPROVAL OF INVESTMENT ADVISORY AGREEMENT  — continued

Extent of Economies of Scale as the Fund Grows.

The Board noted that as the assets have grown within the Fund, it is anticipated that the total expense ratio will drop below the Fund’s expense cap in the near future and that the shareholders are likely to experience economies of scale due to the asset growth.

Benefits Derived from the Relationship with the Fund.

The Board considered the direct and indirect benefits that could be derived by the Adviser from its association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

In considering the Investment Advisory Agreement, the Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, it was the judgment of the Board and the Independent Trustees that shareholders would receive high quality services at reasonable fees and, therefore, approval of the Investment Advisory Agreement was in the best interests of the Fund.

Nakoma Mutual Funds

TRUSTEES AND OFFICERS (Unaudited)

(As of May 31, 2008)

Information pertaining to the trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s trustees and is available without charge, upon request by calling the Fund at 1-866-662-5662. Except as noted, the address of each trustee and officer is 8040 Excelsior Drive, Suite 401, Madison, Wisconsin 53717. Each trustee oversees one portfolio in the Trust.

Name (Age), Position with Fund and Address	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Other Company Directorships
INTERESTED TRUSTEES

Daniel S. Pickett (44) Trustee, President, Chairman	Since Inception	Chief Investment Officer/Managing Director, Nakoma Capital Management, 2003 - Present; Managing Director/Director of Research, Southridge Capital Management, 1997 - 2002	None

Mark A. Fedenia (53) Trustee, Vice President of Investments	Since Inception
Managing Director/Portfolio Manager, Nakoma Capital Management, 2003 - Present; Associate Professor of Finance, School of Business, University of Wisconsin-Madison, 1986 - Present; Director, Applied Security Analysis Program, School of Finance, University of Wisconsin-Madison, 1986 - 2007
None
INDEPENDENT TRUSTEES

Marla J. Ahlgrimm, R.Ph. (52) Trustee	Since Inception	Founder and Chair, Women’s Health America, Inc., 1993 - Present	None

John W. Feldt (66) Trustee University of Wisconsin Foundation 1848 University Avenue Madison, WI 53726	Since Inception	Retired; Senior Vice President - Finance, University of Wisconsin Foundation, 1985 - 2007	Director, Thompson Plumb Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 2 portfolios; Director, Baird Funds, Inc., a mutual fund complex for which Mr. Feldt oversees 8 portfolios

Antonio S. Mello (49) Trustee	Since Inception	Professor of Finance, School of Business, University of Wisconsin-Madison, 1995 - Present; Millenium BCP, Managing Director and Head of Corporate Finance, 2001 - 2002 (on leave from UW-Madison)	None

Thomas R. Poehling (42) Trustee	Since Inception	President, Poehling Capital Management, 2004 - Present; Financial Adviser, AXA Advisors LLC, 1990 - 2004	None
FUND OFFICERS NOT LISTED ABOVE[2]

Robyn K. Rannow (52) Secretary/Treasurer/CCO/ AML Officer	Since Inception
Vice President, Operations and Compliance, Nakoma Capital Management, 2004 - Present; Development Manager, American Red Cross - Badger Chapter, 2001 - 2004; Special Events Manager, American Red Cross - Badger Chapter, 1999 - 2001; Annual Giving Manager, American Red Cross - Badger Chapter, 1995 - 1999
None

1/ Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified. Officers are elected by the Board.

2/ Officers of the Fund are “interested persons” as defined by the Investment Company Act of 1940.

Nakoma Mutual Funds

ADDITIONAL INFORMATION

TRUSTEES AND OFFICERS

Dan Pickett	Chairman, President, Trustee
Marla Ahlgrimm, R.Ph.	Trustee
John Feldt	Trustee
Antonio Mello	Trustee
Tom Poehling	Trustee
Mark Fedenia	VP of Investments, Trustee
Robyn Rannow	Secretary, Treasurer, Chief Compliance Officer, AML Officer

SYMBOL	NARFX

ADMINISTRATOR / TRANSFER
AGENT / FUND ACCOUNTANT

UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway Suite 1100
Westlake, Ohio 44145

INVESTMENT ADVISER

Nakoma Capital Management LLC
8040 Excelsior Drive Suite 401
Madison, Wisconsin 53717
www.nakomacapital.com
www.nakomafunds.com

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard 10th Floor
Kansas City, Missouri 64106

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Nakoma Absolute Return Fund is distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code. A copy of the Code is filed as Exhibit 12(a)(1) hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forthin Item 3(a)(2) of Form N-CSR: Antonio S. Mello.

Item 4. Principal Accountant Fees and Services.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

(a) Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended May 31, 2008  $14,800
Fiscal year ended May 31, 2007  $17,680

(b) Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended May 31, 2008  $0
Fiscal year ended May 31, 2007  $0

(c) Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning. The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended May 31, 2008  $2,000
Fiscal year ended May 31, 2007  $2,000

(d) All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended May 31, 2008  $0
Fiscal year ended May 31, 2007  $0

(e) Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended May 31, 2008, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) Not applicable.

(g)  During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics. Filed herewith.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nakoma Mutual Funds

/s/ Daniel Pickett
By: Daniel Pickett
President
July 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

/s/ Daniel Pickett
By: Daniel Pickett
President
(Principal Executive Officer and Principal Financial Officer)
July 29, 2008